Ex 99.2

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
BALANCE SHEETS

	September 30,	June 30,
	2013	2013
	(Unaudited)	(Audited)
ASSETS

Current Assets
Cash	$-	$-
Total Assets	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

Accounts payable and accrued expenses	$23,087	$23,087
Related party loan payable	15,000	15,000
Loans Payable	61,529	61,529
Total Current Liabilities	$99,616	$99,616

Stockholders' Deficit
Preferred stock, $.001 par value 10,000,000 shares authorized no shares issued and outstanding	$-	$-
Common stock, $.001 par value 50,000,000 shares authorize 9,586,662 shares issued and outstanding	9,587	9,587
Additional paid-in capital	63,713	63,713
Deficit accumulated during the development stage	(172,916)	(172,916)
Total Stockholders' Deficit	(99,616)	(99,616)

Total Liabilities and Stockholders' Deficit	$-	$-

See accompanying notes.

EMPIRICAL VENTURES,INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(unaudited)

			For the Period
	For the Three	For the Three	from April 14,
	Months Ended	Months Ended	2004 (inception)
	September 30, 2013	September 30, 2012	to September 30, 2013

REVENUES	$-	$-	$-

OPERATING EXPENSES
General and administrative expenses	-	8	166,416
Impairment of intangible asset	-	-	6,500
Total operating expenses	-	8	172,916

Net loss before provision for income taxes	-	(8)	(172,916)

Provision for income taxes	-	-	-

Net loss	-	(8)	(172,916)

Weighted average common shares outstanding -
Basic and diluted	9,586,662	9,586,662

Net loss per share – basic and diluted	$(0.00)	$(0.00)

See accompanying notes.

EMPIRICAL VENTURES,INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(unaudited)

			For the Period
	Three Months	Three Months	from April 14,
	Ended	Ended	2004 (inception)
	September 30, 2013	September 30, 2012	to September 30, 2013
Cash Flows From Operating Activities
Net loss	$-	$(8)	(172,916)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of intangible asset	-	-	6,500
Changes in operating assets and current liabilities:
Accounts payable and accrued expenses	-	-	33,087
Net Cash Used In Operating Activities	-	(8)	(133,329)

Cash Flows From Investing Activities
Payment for technology rights	-	-	(15,000)
Net Cash Used In Investing Activities	-	-	(15,000)

Cash Flows From Financing Activities:
Proceeds from Loans	-	-	51,529
Proceeds from the issuance of common stock	-	-	96,800
Net Cash Provided By Financing Activities	-	-	148,329

Increase (Decrease) in Cash	-	(8)

Cash, Beginning of Period	-	8	-

Cash, End of Period	$-	$-	$-

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

See accompanying notes.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)
NOTE 1 - NATURE OF OPERATIONS

Empirical Ventures, Inc. (the “Company”) was incorporated in Nevada on April 14, 2004.  The Company is adevelopment stage company. The Company’s plan is to commercialize an enterprise and related software applications. The Company is in the early stages of the software application and infrastructure build out, and has not as yet engaged in revenue producing activities.  The Company will provide products and services to enable the travel and tourism industries to more effectively manage all travel and tourism related services. The Company’s objective was to complete development and pre-marketing activities and to actively market and support a commercial product and to earn revenues from the travel and tourism industries or other related organizations worldwide via the Internet from the Company’s website. The Darrwin software development has since been abandoned due to the obsolescence of the program. The company is currently seeking new business opportunities.

NOTE 2 – GOING CONCERN

These financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business over a reasonable length of time. As of September 30, 2013 the Company had $0 in cash, and accumulated net losses of $172,916 since inception. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Its continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and to obtain additional financing or refinancing as may be required. The Company will attempt to locate and negotiate with a business entity for the combination of a target company. No assurances can be given that the Company will be successful in locating or negotiating with any target company. The Company has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

Management's plans for the continuation of the Company as a going concern include financing the Company's operations through issuance of its common stock. If the Company is unable to complete its financing requirements or achieve revenue as projected, it will then modify its expenditures and plan of operations to coincide with the actual financing completed and actual operating revenues. There are no assurances, however, with respect to the future success of these plans.  Unless otherwise indicated, amounts provided in these notes to the financial statements pertain to continuing operations. The Company is not currently earning any revenues.

NOTE 3 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

All of our operating results and cash flows reported in the accompanying financial statements from April 14, 2004 through September 30, 2013 are considered to be those related to development stage activities and represent the 'cumulative from inception' amounts from our development stage activities required to be reported pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 915, Development Stage Entities.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States and are expressed in United States (US) dollars. The Company has not produced any revenue from its principal business and is a development stage company.

The unaudited interim financial statements have been prepared by us pursuant to the rules and regulations of the Securities and Exchange Commission.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)
NOTE 3 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and notes for the year ended June 30, 2013 included in our Annual Report on Form 10-K. The results of the three month periods ended September 30, 2013 are not necessarily indicative of the results to be expected for the full year ending June 30, 2014.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current period presentation.  These reclassifications had no impact on net earnings, financial position or cash flows.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Start-up Expenses

The Company has adopted an accounting policy which requires that costs associated with start-up activities be expensed as incurred. Accordingly, start-up costs associated with the Company's formation have been included in the Company's general and administrative expenses for the period from inception on April 14, 2004 to September 30, 2013

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Loss per Share

The Company computed basic and diluted loss per share amounts using generally accepted accounting principles  There are no potentially dilutive shares outstanding and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

Fair Value of Financial Instruments

Fair Value of Financial Instruments - On July 1, 2008, the Company adopted Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("Topic 820"). Topic 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

NOTE 3 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.
The Company’s adoption of fair value measurements and disclosures did not have a material impact on the financial statements and financial statement disclosures.

Income Taxes

The Company records income taxes in accordance with the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes.” The standard requires, among other provisions, an asset and liability approach to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. Valuation allowances are provided if based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Recent Accounting Pronouncements

Adopted

In February 2013, the FASB issued ASU No. 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date.
The amendments in ASU 2013-04 provide guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this Update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendment in this standard is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. We are evaluating the effect, if any, adoption of ASU No. 2013-04 will have on our financial statements.

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Top 205): Liquidation Basis of Accounting. The objective of ASU No. 2013-07 is to clarify when an entity should apply the liquidation basis of accounting and to provide principles for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. The amendments in this standard is effective prospectively for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. We are evaluating the effect, if any, adoption of ASU No. 2013-07 will have on our financial statements.

Not Adopted

In February 2013, the FASB issued ASU No. 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. The amendments in ASU 2013-04 provide guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this Update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

NOTE 3 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The guidance in this Update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendment in this standard is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. We are evaluating the effect, if any, adoption of ASU No. 2013-04 will have on our financial statements.

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Top 205): Liquidation Basis of Accounting. The objective of ASU No. 2013-07 is to clarify when an entity should apply the liquidation basis of accounting and to provide principles for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. The amendments in this standard is effective prospectively for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. We are evaluating the effect, if any, adoption of ASU No. 2013-07 will have on our financial statements.

NOTE 4 – STOCKHOLDERS’ DEFICIT

On May 7, 2004, the Company issued 5,000,000 of its common shares to its founder for cash of $5,000.

On June 30, 2004, the Company issued 3,820,000 of its common shares for cash of $57,300.

On June 30, 2004, the Company issued 100,000 of its common stock in conjunction with a Technology Purchase Agreement.  Per the agreement, these shares were issued at $.015.  In accordance with an amendment to the original agreement, these shares were subsequently cancelled during the year ended June 30, 2005.

On July 23, 2004, the Company issued 766,662 of its common shares for cash of $11,000.

On December 30, 2008, a total of 500,000 common shares were subscribed for by one individual at $0.05 per share the net proceeds received by the company were $25,000.

During May 2010, the subscriber of the 500,000 shares at $0.05 revoked his subscription agreement converting the subscription agreement of $25,000 to a loan.

On November 6, 2009 an unrelated third party agreed to convert $10,000 of debt owed to him by the Company in exchange for 1,000,000 Common restricted shares at $0.01 per share. These shares were never issued and the amount of $10,000 was credited back as part of the original loan.

Common stockholders are entitled to 1 vote per common share held. There are no special rights or privileges afforded to common share holders.

NOTE 5–RECLASSIFICATION

On December 30, 2008, a total of 500,000 common shares were subscribed for by one individual at $0.05 per share. The net proceeds received by the Company was $25,000.

During May 2010, the subscriber of the 500,000 shares at $0.05 revoked his subscription agreement reclassifying the subscription agreement of $25,000 to a loan. The loan is non-interest bearing and has no fixed term of repayment.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

NOTE 5–RECLASSIFICATION (continued)

On October 16, 2007, the Company received $36,000 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

On November 28, 2008, the Company received $79 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and have no fixed term of repayment.

On June 4, 2009, the Company received $450 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

As of June 30, 2010, the amount of $36,529 has been reclassified from a related party loan to unrelated party loan.

 NOTE 6 – RELATED PARTY LOANS

On February 25, 2010, the Company received $5,000 cash from a related third party to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

On July 21, 2010, the Company received $10,000 cash from a related third party to continue its operations.  The loan is non-interest bearing and has no fixed term of repayment.

NOTE 7 – LOANS

On October 16, 2007, the Company received $36,000 cash from an unrelated third party loan to continue its operations. The loan is noninterest bearing and has no fixed term of repayment.

On November 28, 2008, the Company received $79 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

On June 4, 2009, the Company received $450 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

NOTE 8 - SUBSEQUENT EVENTS

On February 11, 2014, the Company entered into a exclusive license agreement with PsiTech Corporation and on March 6, 2014 entered in to an amended license agreementwith Psitech, for the use of Psitech's proprietary Mobile Marketing Platform  called Go-Page, in North America.  In consideration of the licenses granted and other undertakings by Licensor hereunder, Licensee shall pay Licensor a License Fee in the amount of two hundred thousand dollars ($200,000) and 20,000,000 restricted common shares. (“License Fee”).  The License Fee shall be due and payable as follows: $50,000 upon signing the Memorandum of Understanding (“MOU”) between the Parties (provided, however, that Licensor hereby acknowledges receipt of this portion of the License Fee);$50,000 upon signing of this Agreement; and $100,000 on or before March 28, 2014. As of the date of our report, the Company has paid $100,000.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
September 30, 3013
(Unaudited)

NOTE 8 - SUBSEQUENT EVENTS (continued)
The License Fees are non-cancellable and non-refundable. In addition to the License Fee payable in accordance with, Licensee shall pay a royalty (“Royalty”) to Licensor according to the following schedule (“Royalty Schedule”):

Subscribers	Royalty Payable as Percentage of Gross Revenue
0 – 5000	6.25%
5001 – 7500	6.75%
7501 – 10,000	7.00%
10,001 – 15,000	8.00%
15,001 – 20,000	8.50%
20,001 – 25,000	9.25%
25,001+	9.75%

Reports and Payment
Not later than the fifteenth (15th) calendar day of each calendar quarter (or the first business day thereafter), Licensee shall deliver to Licensor (i) a report accurately showing Gross Revenues of the Licensee for the previous quarter, the number of Subscribers on the last day of such previous quarter and the amount of Royalties due thereon, and (ii) payment of the Royalties payable for such previous quarterly based on the Subscriber information as reflected in the report.  All payments under this Agreement shall be made in US dollars.

On December 1, 2013 the Company entered into employment agreements with our President and our COO for a period of three years.